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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                -----------------

                                    FORM 8-K
                                -----------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                November 13, 2006
                                 Date of Report
                        (Date of earliest event reported)
                                -----------------

                                TOWER GROUP, INC.
             (Exact name of registrant as specified in its charter)
                                -----------------

           Delaware                        000-50990            13-3894120
(State or other jurisdiction       (Commission File Number)  (I.R.S. Employer
of incorporation or organization)                            Identification No.)

        120 Broadway, 31st Floor,                                  10271
              New York, NY                                      (Zip Code)
(Address of principal executive offices)

                                 (212) 655-2000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)
                                -----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01. Entry into a Material Definitive Agreement.

     As previously announced, on November 13, 2006, the Tower Group, Inc. (the "Company") entered into a Stock Purchase Agreement (the "Acquisition Agreement") pursuant to which the Company agreed to acquire all of the outstanding shares of stock of Preserver Group, Inc. ("Preserver"). The Acquisition Agreement is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

     On November 13, 2006, the Company also entered into a Stock Purchase Agreement (the "Preferred Stock Purchase Agreement") with CastlePoint Reinsurance Company, Ltd. ("CastlePoint Re") pursuant to which the Company agreed to issue and sell 40,000 shares of non-cumulative convertible perpetual preferred stock to CastlePoint Re for aggregate consideration of $40 million. The Preferred Stock Purchase Agreement is filed as Exhibit 10.2 hereto and is incorporated by reference herein.

     The representations and warranties in the Acquisition Agreement and the Preferred Stock Purchase Agreement are the product of negotiations among the parties thereto and are for the sole benefit of the parties thereto. Any inaccuracies in such representations and warranties are subject to waiver by the parties thereto in accordance with the Acquisition Agreement and the Preferred Stock Purchase Agreement without notice or liability to any other person. In some instances, the representations and warranties in the Acquisition Agreement and the Preferred Stock Purchase Agreement may represent an allocation among the parties thereto of risks associated with particular matters regardless of the knowledge of any of the parties thereto. Consequently, persons other than the parties to the Acquisition Agreement and the Preferred Stock Purchase Agreement may not rely upon the representations and warranties in the Acquisition Agreement and the Preferred Stock Purchase Agreement as characterizations of actual facts or circumstances as of the date of the Acquisition Agreement and the Preferred Stock Purchase Agreement or as of any other date.

Item 3.02. Unregistered Sales of Equity Securities.

Please see the second and third paragraphs under Item 1.01 above.

Item 9.01. Financial Statements and Exhibits.

Exhibit    Description
-------    -----------
Number
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10.1       Stock Purchase Agreement by and among Sleepy Lagoon, Ltd., McWhorter
           Family Trust, Gail McWhorter, Alvin E. Swanner, Brion Properties, William Lobeck, William E. Lobeck, Jr. Trust and Kathryn L. Taylor Trust, Preserver Group, Inc., and Tower Group, Inc., dated as of November 13, 2006.
10.2 The Stock Purchase Agreement by and between Tower Group, Inc. and CastlePoint Reinsurance Company, Ltd., dated as of
           November 13, 2006.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2006

                                 TOWER GROUP, INC.

                                 By: /s/ Stephen L. Kibblehouse
                                     --------------------------

                                     Stephen L. Kibblehouse
                                     Senior Vice President and General Counsel